Exhibit 99.1

Synchronoss Successfully Completes Post-Divestiture Cost Removals, Resulting in Approximately $15 Million in Annual Savings

Company Expects to Report Revenue and Adjusted EBITDA Meeting or Exceeding the Upper End of Previously Communicated Guidance Ranges for 2023

BRIDGEWATER, NJ – February 15, 2024 – Synchronoss Technologies, Inc. (“Synchronoss” or the “Company”) (Nasdaq: SNCR), a leading global provider of personal Cloud software and services, today announced it has completed the consolidation of its standalone Cloud operations, removing approximately $15 million in annualized costs. Additionally, management reported its expectations to meet or exceed its previously communicated 2023 financial guidance, highlighting the effective execution of the Company’s Cloud-focused business model and its prudent financial management.

Completion of Key Cost Reductions
Following the strategic divestiture of non-core assets in November 2023, Synchronoss management shared an initial expectation to further improve the Company’s continuing operations cost profile by eliminating approximately $10 to $15 million of stranded and other costs from the standalone Cloud operations.

Today, Synchronoss confirmed the successful elimination of approximately $15 million in annualized costs, signifying the completed consolidation of its standalone Cloud operations. This milestone sets the stage for more streamlined and efficient operations moving forward. The cost reductions included the elimination of approximately 12% of employee-related expenses from the remaining Cloud business, intended to right-size the Company for optimized performance.

2023 Financial Outlook
Total Revenue: For the full year 2023, Synchronoss anticipates meeting or exceeding the upper end of its revenue guidance, with expectations previously set between $162 million and $164 million.

Adjusted EBITDA: For the full year 2023, the Company also anticipates meeting or exceeding the upper end of its adjusted EBITDA guidance, with expectations previously set between $27 million and $30 million. The Company’s adjusted EBITDA will exclude revenue and expenses from the now-divested Messaging and NetworkX businesses, but it will include certain stranded costs associated with these operations in the fourth quarter, which will be eliminated on a go-forward basis and not be reflected in future periods.*

Cash and Cash Equivalents: As of December 31, 2023, Synchronoss had a strengthened cash balance of $24.6 million. This reflects the Company's solid financial foundation and enhanced liquidity position as it enters 2024.

2024 Financial Outlook
Looking to 2024, Synchronoss is also reiterating the following growth expectations:

•Total revenue growth between 5% and 8%
•Gross margins of greater than 75%
•Adjusted EBITDA margins surpassing 25%
•Significant improvement in cash flow generation

Management Commentary
Jeff Miller, CEO of Synchronoss, stated: “2023 marked a significant transformational period for Synchronoss, culminating in our successful transition to a Cloud solutions software provider after strategically divesting our non-core Messaging and NetworkX businesses in the fourth quarter. This strategic shift to Cloud solutions has led to a significant reduction in annual costs by an estimated $15 million, establishing a solid base for improved cash flow generation. We expect our disciplined approach to cost management and operational strategies will yield strong improvements in cash flow performance.

“As we look to 2024, we expect a more predictable revenue performance, with recurring revenue nearing 90% of total revenue. We expect this shift to a focused Cloud business to deliver higher margins and improved revenue to cash conversion, which we anticipate will further improve our ability to generate cash flow as we continue to expand our global subscriber base.”

Conference Call
Synchronoss plans to report its full financial results for the fiscal fourth quarter and full year 2023 in March 2024, which will be accompanied by a conference call to discuss the results and address questions from investors and analysts. The conference call details will be announced prior to the event.

* Synchronoss has not provided a quantitative reconciliation of forecasted adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this earnings release because Synchronoss is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of Synchronoss’ stock.

Non-GAAP Financial Measures
Synchronoss has provided in this release selected financial information that has not been prepared in accordance with GAAP although this non-GAAP financial information is derived from numbers that have been prepared in accordance with GAAP. This information includes adjusted EBITDA. The Company believes that the exclusion of non-routine cash-settled expenses, such as Litigation and Remediation costs (net) and Restructuring costs in the calculation of adjusted free cash flow which do not correlate to the operation of its business, provide for more useful period-to-period comparisons of the Company’s results. Synchronoss uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Synchronoss’ ongoing operational performance. Synchronoss believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends, and in comparing its financial results with other companies in Synchronoss’ industry, many of which present similar non-GAAP financial measures to investors. As noted, the non-GAAP financial results discussed above add back fair value stock-based compensation expense, acquisition-related costs, restructuring, transition and cease-use lease expense, litigation, remediation and refiling costs and depreciation and amortization, interest income, interest expense, loss (gain) on divestitures, other (income) expense, provision (benefit) for income taxes, and net loss (income) attributable to noncontrolling interests, and preferred dividends.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures as detailed above.

Forward-Looking Statements
This press release includes statements concerning Synchronoss and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of federal securities law. These forward-looking statements reflect our viewsas of the date of this press release with respect to, among other things, future events and our financial performance and prospects. These statements are often, though not always made through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “will,” “seek,” “estimate,” “project,” “projection,” “annualized,” “strive,” “goal,” “target,” “outlook,” “aim,” “expect,” “plan,” “anticipate,” “intends,” “believes,” “potential” or “continue” or other similar expressions that are intended to identify forward-looking statements. These forward-looking statements are not historical facts and are based on current expectations and projections about future events and financial trends that management believes may affect its business, financial condition and results of operations, any of which, by their nature, are uncertain and beyond our control. Accordingly, we caution you that any such forward looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Except as otherwise indicated, these forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions including, without limitation, risks relating to the Company’s ability to sustain or increase revenue from its larger customers and generate revenue from new customers, the Company’s ability to successfully execute on its cloud focused strategy expectations regarding expenses and revenue, the sufficiency of the Company’s cash resources, the impact of legal proceedings involving the Company, including the litigation by the Securities and Exchange Commission against certain former employees of the Company described in the Company’s most recent SEC filings, and other risks and factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2023, which are on file with the SEC and available on the SEC’s website at www.sec.gov. Additional factors may be described in those sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, expected to be filed with the SEC in the first quarter of 2024. The Company does not undertake any obligation to update any forward-looking statements contained in this press release as a result of new information, future events or otherwise, except as required by law.

About Synchronoss
Synchronoss Technologies (Nasdaq: SNCR), a global leader in personal Cloud solutions, empowers service providers to establish secure and meaningful connections with their subscribers. Our SaaS Cloud platform simplifies onboarding processes and fosters subscriber engagement, resulting in enhanced revenue streams, reduced expenses, and faster time-to-market. Millions of subscribers trust Synchronoss to safeguard their most cherished memories and important digital content. Explore how our Cloud-focused solutions redefine the way you connect with your digital world at www.synchronoss.com.

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